                    SCHEDULE 14A INFORMATION
                         (Rule 14a-101)
            INFORMATION REQUIRED IN PROXY STATEMENT

                    SCHEDULE 14A INFORMATION
   PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
             EXCHANGE ACT OF 1934 (AMENDMENT NO.    )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[X ]  Preliminary Proxy Statement
[  ]  Definitive Proxy Statement
[  ]  Definitive Additional Materials
[  ]  Soliciting Material Pursuant to Rule 14a-11(c) or
      Rule 14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                   COMMUNITY FINANCIAL CORP.
----------------------------------------------------------------
        (Name of Registrant as Specified in its Charter)

----------------------------------------------------------------
 (Name of Person(s) Filing Proxy Statement, if other than the
                         Registrant)

Payment of Filing Fee (Check the appropriate box):
[ X ] No fee required.
[   ] Fee computed on table below per Exchange Act
      Rules 14a-6(i)(1) and 0-11.

     1.     Title of each class of securities to which
transaction applies:
________________________________________________________________

     2.     Aggregate number of securities to which transaction
applies:
________________________________________________________________

     3.     Per unit price or other underlying value of
transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
________________________________________________________________

     4.     Proposed maximum aggregate value of transaction:

________________________________________________________________

     5.     Total fee paid:
________________________________________________________________

[  ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1.     Amount Previously Paid:
            ____________________________________________

     2.     Form, Schedule or Registration Statement No.:
            ____________________________________________

     3.     Filing Party:
            ____________________________________________

     4.     Date Filed:
            ____________________________________________

               COMMUNITY FINANCIAL CORP.
                240 E. CHESTNUT STREET
              OLNEY, ILLINOIS 62450-2295
                    (618) 395-8676



                    ANNUAL MEETING
                    April ___, 2000



Dear Fellow Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders (the "Annual Meeting") of Community Financial Corp. (the "Company") which will be held on __________, April ___, 2000, at The Holiday Motel located at 1300 S. West Street, Olney, Illinois at __:__ _.m., local time. Your Board of Directors and management look forward to greeting personally those stockholders able to attend.

     The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting. During the meeting, we will also report on the operations of your Company's wholly owned bank subsidiaries. Directors and officers of the Company will be present to respond to any questions the stockholders may have.

                        CAUTION

     A dissident shareholder, Mr. Barrett Rochman, has announced his intention to commence a proxy contest in opposition to your Board of Directors. Mr. Rochman will be seeking your support to, among other things, elect himself and another dissident in place of the two highly qualified and experienced nominees proposed for election by your Board. We urge you to reject Mr. Rochman's solicitation -- do not sign any proxy card he may send you. Please be assured that your Board of Directors will continue to act in the best interest of all Community Financial stockholders.

     YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. ON BEHALF OF YOUR BOARD OF DIRECTORS, WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED WHITE PROXY CARD AS SOON AS POSSIBLE EVEN IF YOU CURRENTLY PLAN TO ATTEND THE ANNUAL MEETING. This will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend the meeting.

     On behalf of the Board of Directors and all the employees of your Company, thank you for your continued interest and support.

                                   Sincerely,



                                   Wayne H. Benson
                                   President and Chief
                                   Executive Officer
________________________________________________________________
              COMMUNITY FINANCIAL CORP.
                240 E. Chestnut Street
              Olney, Illinois 62450-2295
________________________________________________________________
       NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
            To Be Held on __________, 2000
________________________________________________________________

     NOTICE IS HEREBY GIVEN that the Annual Meeting of
Stockholders (the "Annual Meeting") of Community Financial Corp.
(the "Company") will be held at The Holiday Motel located at 1300 S. West Street, Olney, Illinois on __________, April __,
2000, at __:__ _.m., local time.

     A Proxy Statement and White Proxy Card for the Annual
Meeting are enclosed.

     The Annual Meeting is for the purpose of considering and acting upon the following matters:

          1.   The election of two directors of the Company;

          2.   A stockholder proposal submitted by Mr.
               Barrett Rochman; and

          3. Such other business as may properly come before the Annual Meeting or any adjournment thereof.

     The Board of Directors is not aware of any other business to come before the Annual Meeting.

     Any action may be taken on any one of the foregoing proposals at the Annual Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Annual Meeting may be adjourned. Stockholders of record at the close of business on ___________, 2000, are the stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof.

     You are requested to sign and date the enclosed White Proxy Card which is solicited by the Board of Directors and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Annual Meeting in person.

                             BY ORDER OF THE BOARD OF DIRECTORS



                             Steven Walser
                             Secretary

Olney, Illinois
________, 2000


                       IMPORTANT

YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. ACCORDINGLY, PLEASE SIGN, DATE AND MAIL YOUR WHITE PROXY CARD AT YOUR EARLIEST CONVENIENCE. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. STOCKHOLDERS WITH QUESTIONS OR REQUIRING ASSISTANCE MAY CALL D.F. KING & CO., INC., WHICH IS ASSISTING US, TOLL-FREE AT (800) ___-____.

________________________________________________________________
                    PROXY STATEMENT
                          OF
               COMMUNITY FINANCIAL CORP.
                240 E. Chestnut Street
              Olney, Illinois 62450-2295
________________________________________________________________
            ANNUAL MEETING OF STOCKHOLDERS
                   __________, 2000
________________________________________________________________
________________________________________________________________
                        GENERAL
________________________________________________________________

     This Proxy Statement and the enclosed White Proxy Card are furnished to stockholders of Community Financial Corp. (the "Company") in connection with the solicitation by the Board of Directors of the Company of proxies to be used at the Annual Meeting of Stockholders (the "Annual Meeting"), which will be held at The Holiday Motel located at 1300 S. West Street, Olney, Illinois on __________, ___________, 2000, at __:__ _.m., local time, and at any adjournment thereof. The accompanying Notice of Annual Meeting and White Proxy Card and this Proxy Statement are being first mailed to stockholders on or about ________, 2000.

________________________________________________________________
          VOTING AND REVOCABILITY OF PROXIES
________________________________________________________________

     The securities entitled to vote at the Annual Meeting consist of the Company's common stock, par value $.01 per share (the "Common Stock"). Stockholders of record as of the close of business on ________, 2000 (the "Record Date") are entitled to one vote for each share of Common Stock then held. As of the Record Date, there were 2,213,645 shares of Common Stock issued and outstanding. The presence, in person or by proxy, of at least one-third of the total number of shares of Common Stock outstanding and entitled to vote will be necessary to constitute a quorum at the Annual Meeting.

     Regardless of the number of shares of the Common Stock owned, it is important that stockholders be represented by proxy or present in person at the Annual Meeting. Stockholders are requested to vote by completing the enclosed white proxy card and returning it signed and dated in the enclosed postage-paid envelope.

     Proxies solicited by the Board of Directors of the Company which are properly executed and returned to the Company will be voted at the Annual Meeting, and any adjournments or postponements thereof, in accordance with the directions given thereon. Executed proxies on which no directions are indicated will be voted "FOR" the election of the Company's nominees named herein and "AGAINST" Proposal No. 2 of Mr. Rochman. If any other matters are properly brought before the Annual Meeting, the proxies solicited by the Board of Directors will be voted on such matters as determined by a majority of the Board. Other than the election of directors, the Board of Directors is not currently aware of any other matters to be brought before the Annual Meeting. Proxies marked as abstentions will not be counted as votes cast. In addition, shares held in street name which have been designated by brokers on proxy cards as not voted will not be counted as votes cast. Proxies marked as abstentions or as broker nonvotes, however, will be treated as shares present for purposes of determining whether a quorum is present.

     Execution of a White Proxy Card will not affect your right to attend the Annual Meeting and to vote in person. A stockholder executing a proxy may revoke such proxy at any time before it is voted by (i) filing a written notice of revocation with the Secretary of the Company at the address provided above,
(ii) filing a duly executed proxy bearing a later date, or (iii) attending and voting in person at the Annual Meeting.
Attendance at the Annual Meeting without voting thereat will not revoke a proxy previously executed and duly submitted by you.

________________________________________________________________
                  RECENT DEVELOPMENTS
________________________________________________________________

     On February 8, 2000, Barrett R. Rochman filed preliminary proxy materials with the Securities and Exchange Commission for the solicitation of proxies for the election of himself and Michael B. Nadler to the Company's Board of Directors. Such solicitation would be in opposition to the solicitation by the Board of Directors for the election of C. Richard King and Steven L. Schonert as directors of the Company pursuant to this Proxy Statement, and the Company urges all stockholders not to sign any proxy card to you by Mr. Rochman, not even as a vote of protest.

     In addition, in his preliminary proxy materials, Mr. Rochman indicated his intent to solicit proxies in favor of a stockholder proposal. For further information regarding this proposal, see "Proposal II -- Stockholder Proposal Submitted By Mr. Barrett Rochman."

     STOCKHOLDERS WISHING TO VOTE ON THIS PROPOSAL WILL BE
AFFORDED AN OPPORTUNITY TO DO SO ON THE ENCLOSED WHITE PROXY
CARD.  THE COMPANY OPPOSES THIS PROPOSAL AND RECOMMENDS THAT
STOCKHOLDERS VOTE AGAINST THIS PROPOSAL.

________________________________________________________________
                  SECURITY OWNERSHIP
________________________________________________________________

     Persons and groups beneficially owning more than 5% of the Common Stock are required to file certain reports with respect to such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The following table sets forth information regarding the shares of Common Stock beneficially owned as of the Record Date by persons who beneficially own more than 5% of the Common Stock, each of the Company's directors, each executive officer of the Company named in the Summary Compensation Table set forth under "Proposal I -- Election of Directors -- Executive Compensation -- Summary Compensation Table" and all of the Company's directors and executive officers as a group.

                                         Shares of Common Stock
                                           Beneficially Owned      Percent
                                           at Record Date (1)      of Class
                                         ----------------------    --------
Persons Owning Greater than 5%:
------------------------------
   Community Financial Corp.                  195,046 (2)            8.8%
   Employee Stock Ownership Plan ("ESOP")
   240 E. Chestnut Street
   Olney, Illinois  62450-2295

   Wellington Management Company, LLP         155,500                7.0
   75 State Street
   Boston, Massachusetts  02109

   First Financial Fund, Inc.                 155,500                7.0
   Gateway Center Three
   100 Mulberry Street, 9th Floor
   Newark, New Jersey  07102-7503

                                   (continued on following page)

                                         Shares of Common Stock
                                           Beneficially Owned      Percent
                                           at Record Date (1)      of Class
                                         ----------------------    --------
Persons Owning Greater than 5% (continued):
------------------------------

   Barrett R. Rochman                         128,740                5.8
   1345 East Park Street
   Carbondale, Illinois  62901

Directors:
---------
   Michael F. Bauman                          19,925 (3)              .8
   Wayne H. Benson                            75,597 (4)             3.2
   Roger A. Charleston                        40,325 (5)             1.7
   Gary L. Graham                              7,406                  .3
   Roger L. Haberer                            8,106 (6)              .3
   Brad A. Jones                              23,785                 1.0
   Shirley B. Kessler                         78,284 (7)             3.3
   C. Richard King                            17,885                  .8

Nominee for Director:
--------------------
Steven L. Schonert                             1,000                   *

Executive Officer:
-----------------
   Douglas W. Tompson                         51,761 (8)             2.2
    Chief Financial Officer

All directors, nominees for directors         324,074               13.6
 and executive officers of the Company
 as a group (10 persons)

__________

(1) In accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of Common Stock if he or she has shares with voting or investment power with respect to such Common Stock or has a right to acquire beneficial ownership at any time within 60 days from the Record Date. As used herein, "voting power" is the power to vote or direct the voting of shares, and "investment power" is the power to dispose or direct the disposition of shares. Except as otherwise noted, ownership is direct, and the named individuals and group exercise sole voting and investment power over the shares of the Common Stock. Amounts shown include 9,918, 38,617, 9,918, 5,290, 5,290,
    9,918, 43,378, 9,918, 0, 26,450 and 158,697 shares which
    may be acquired by Directors Bauman, Benson, Charleston, Graham, Haberer, Jones, Kessler and King, Director Nominee Schonert and Mr. Thompson and by all directors, nominees for director and executive officers of the Company as a group, respectively, upon the exercise of options exercisable within 60 days of the Record Date. Does not include shares with respect to which Directors Bauman, Charleston and Jones have voting power by virtue of their positions as trustees of the trusts holding 195,046 shares under the Company's ESOP and 2,116 shares under the Company's Management Recognition Plan ("MRP"). The shares held by the MRP trust are voted in the same proportion as the ESOP trustees vote the shares held in the ESOP trust.
(2) These shares are currently held in a suspense account for future allocation and distribution among participants as the loan used to purchase the shares is repaid. The ESOP trustees vote all allocated shares in accordance with the instructions of the participating employees. Unallocated shares and allocated shares for which no instructions have been received are voted by the trustees in the manner directed by the Company's Board of Directors, and in the absence of such direction from the Company's Board of Directors, the ESOP trustees would have sole discretion as to the voting of such shares. As of the Record Date, 108,841 shares had been allocated.
(3) Includes 290 shares owned by Mr. Bauman's spouse.
(4) Includes 3,350 shares owned by Mr. Benson's spouse, 9,402 shares allocated to Mr. Benson's account under the ESOP and 2,222 shares held in the Company's 401(k) Thrift Plan.

(5) Includes 3,230 shares owned by Mr. Charleston's spouse.
(6) Includes 500 shares owned by Mr. Haberer's spouse.
(7) Includes 10,398 shares allocated to Ms. Kessler's account under the ESOP and 4,095 shares held in the Company's 401(k) Thrift Plan. Ms. Kessler's term as a director will expire at the Annual Meeting.
(8) Includes 9,643 shares allocated to Mr. Tompson's account under the ESOP and 978 shares held in the Company's 401(k) Thrift Plan.
 *  Less than .1%.

________________________________________________________________
          PROPOSAL I -- ELECTION OF DIRECTORS
________________________________________________________________

GENERAL

    The Company's Board of Directors currently consists of eight members. The Company's Articles of Incorporation require that directors be divided into three classes, as nearly equal in number as possible, with approximately one-third of the directors elected each year. At the Annual Meeting, two directors will be elected for a term expiring at the 2003 Annual Meeting. The Board of Directors has nominated C. Richard King and Steven L. Schonert to serve as directors for a three-year period. Mr. King currently is a member of the Board. Ms. Kessler's term as a director is expiring at the Annual Meeting, and Ms. Kessler is retiring from the Board at the expiration of her current term. The Board of Directors has nominated Mr. Schonert for election to the Board to fill the vacancy that will be created upon the expiration of Ms. Kessler's term as a director. Under Illinois law and the Company's Articles of Incorporation, directors are elected by a majority of the votes cast at a meeting at which a quorum is present.

    It is intended that the persons named in the proxies solicited by the Board of Directors will vote for the election of the named nominees. If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the size of the Board may be reduced to eliminate the vacancy. At this time, the Board knows of no reason why either nominee might be unavailable to serve.

    The following table sets forth, for each nominee for director and continuing director of the Company, his age, the year he first became a director and the expiration of his term as a director. Each director of the Company, with the exception of Mr. Graham and Mr. Benson, also is a member of the Board of Directors of Community Bank & Trust, N.A. ("CB&T"), and Mr. Benson and Mr. Schonert will be named as directors of CB&T at CB&T's next annual meeting. In addition, Mr. Graham serves as a director of MidAmerica Bank of St. Clair County ("MidAmerica"), and Mr. Benson serves as a director of MidAmerica, American Bank of Illinois in Highland ("American"), The Egyptian State Bank ("Egyptian") and Saline County State Bank ("Saline"). CB&T, MidAmerica, American, Egyptian and Saline (collectively, the "Bank Subsidiaries") are operating subsidiaries of the Company.


                              Age at             Year First       Current
                          December 31,            Elected as        Term
           Name               1999                Director        to Expire
           ----           ------------           -----------      ---------

                     BOARD NOMINEES FOR TERMS TO EXPIRE IN 2003

        C. Richard King        72                    1974 (1)         2000
        Steven L. Schonert     43                      --              N/A

                            DIRECTORS CONTINUING IN OFFICE

        Michael F. Bauman      53                    1990 (1)         2001
        Roger A. Charleston    56                    1989 (1)         2001
        Brad A. Jones          44                    1992 (1)         2001
        Wayne H. Benson        46                    1998             2002
        Gary L. Graham         55                    1998             2002
        Roger L. Haberer       55                    1996             2002

__________
(1) Refers to year first elected as Director of CB&T; each of these individuals was appointed as a director of the Company upon its formation in 1994.


    Set forth below is information concerning the Company's directors. Unless otherwise stated, all directors have held the positions indicated for at least the past five years.

    C. Richard King - Mr. King is retired. Mr. King formerly owned and operated King's Furniture Store. He is a member of the Bible Fellowship Church and a past member of the Chamber of Commerce and the Retail Association and the Rotary Club.

    Steven L. Schonert - Mr. Schonert has been a partner with the regional accounting firm of Kemper CPA Group, L.L.C., which has 19 offices throughout Southern Illinois and Indiana and six offices in California and Florida, since 1996. He joined the firm in 1981 and currently manages the Olney office location. He has served as member-in-charge of the firm's quality assurance department. He has also been a past member of the Illinois CPA Society Quality Review Report Acceptance committee. He is currently a member of the American Institute of Certified Public Accountants (AICPA) and the Illinois Society of Certified Public Accountants (ICPA). Mr. Schonert has served as member in charge for various tax and audit engagements, including clients in banking, health care, government, manufacturing, wholesale distribution and employee benefits. Mr. Schonert serves as Chairman of Finance of First United Methodist Church in Olney and as Treasurer of Olney Chamber of Commerce, and he is the past Treasurer of First United Methodist Church, the past Treasurer of Richland County Country Club and the past President of Big Brothers/Big Sisters of Richland County.

    Michael F. Bauman - Mr. Bauman is the former owner of Bauman Cement, Inc. and is presently engaged in real estate investments in the Olney area. He was elected to the Richland County Board in November 1998. He was a former Chairman of the City of Olney Police and Fire Boards and a former Committee Member of the Secretary of State Antique Auto Events Committee, and served as Chairman of the 1993 Secretary of State Antique Auto Show held in Springfield, Illinois. Mr. Bauman previously served as a member of the School Board of East Richland Community Unit Schools.

    Roger A. Charleston serves as Chairman of the Board of the
Company.   Mr. Charleston is a civil engineer and the owner of
Charleston Engineering, a consulting firm located in Olney that provides professional consulting engineering services to municipal and county governments in south/central Illinois. He is City Engineer for various cities in south/central Illinois and is a member of the Chamber of Commerce.

    Brad A. Jones - Mr. Jones is the co-owner and manager of Rural King Supply, a retail farm and home store with locations in Olney, Mt. Carmel, Robinson, Carmi, Salem and Highland. Mr. Jones also is a member of the Olney Chamber of Commerce. He is the past regional group president for Mid States Distributing, a farm products distribution organization.

    Wayne H. Benson - Mr. Benson is the President and Chief Executive Officer of the company and CB&T. He joined CB&T in 1984 as the Branch Manager of CB&T's Lawrenceville Branch. Mr. Benson also serves on the Board of Directors of the Richland County Development Corporation, an organization which promotes economic development and business retention for Richland County. Mr. Benson is a member of the Board of Directors for Illinois BancService Corporation, a wholly owned subsidiary of the Illinois Bankers Association, and he serves on the Board of Directors of American, MidAmerica, Egyptian and Saline.

    Gary L. Graham - Mr. Graham is the Mayor of the City of O'Fallon, Illinois, and owner of LUCO, Inc., a river barge business. He serves on the Boards of Belleville Area College Foundation and the Southwest Illinois YMCA. Mr. Graham also served on the O'Fallon Planning Commission, Economic Development Committee, Community Center Major Gift Committee, and the Chamber of Commerce. He is a member of SWIMPAC, the Southwestern Illinois Council of Mayors, the Rotary Club, Shriners, B.P.O.E., and the First United Methodist Church. Additionally, Mr. Graham was appointed to the East West Gateway Coordinating Council in 1997 by Governor Edgar and served on the Southwestern Illinois Regional Airport Task Force as well. Mr. Graham is also a past President of the St. Louis Coal and Transportation Exchange, an organizing Board Member of MidAmerica Bank of St. Clair County, and has served on the Board of Directors of American Waterways Operators. He served as a youth soccer coach for many years and as a mentor for Central School District 104.

    Roger L. Haberer - Mr. Haberer is the Information Services Manager for Westaff, an employment services company. He retired from the Casey school district after serving twenty-seven years as a teacher. Mr. Haberer is also a football official for the Big Ten Conference.

Executive Officers Who Are Not Directors

    The following sets forth information with respect to the executive officer of the Company who does not serve on the Board of Directors.

                        Age at
                      December 31,
   Name                  1998           Title
   ----               -----------       -----
Douglas W. Tompson        48            Chief Financial Officer


     Douglas W. Tompson - Mr. Tompson has served as CB&T's Chief Financial Officer since 1988. Prior to that time, he was the Assistant Corporate Comptroller for Champion Laboratories, Inc. Mr. Tompson has also been involved as a Cub Scout Leader and in coaching local youth athletic teams, and has served on several committees at the St. Joseph Catholic Church and held several offices in the Olney and state level Elks Lodge. Mr. Tompson also serves as Secretary-Treasurer for Southeastern Illinois Residential Organization, which is a non-profit organization helping provide low income assisted living housing for the frail and elderly of Southeastern Illinois.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors of the Company meets monthly and schedules special meetings as necessary. During the year ended December 31, 1999, the Board of Directors of the Company met 12 times. No director attended fewer than 75% in the aggregate of the total number of Company Board of Directors meetings held during the year ended December 31, 1999 and the total number of meetings held by committees on which he served during such
fiscal year, except for Director Gary L. Graham.   The Board of
Directors has established Audit and Executive Committees to assist it in discharging its duties. The Executive Committee also serves as the Compensation Committee. The full Board of Directors as assisted by the Executive Committee serves as a Nominating Committee.

     The Audit Committee consists of non-employee Directors Roger L. Haberer, Roger A. Charleston,Shirley B. Kessler and C. Richard King, who serves as Chairman. The Audit Committee met three times during the year ended December 31, 1999 to examine and approve the audit report prepared by the independent auditors of the Company and the Company's wholly owned subsidiaries, to review and recommend the independent auditors to be engaged by the Company, to review the internal audit function and internal accounting controls, and to review and approve conflict of interest and audit policies.

     The Executive Committee of the Company consists of Directors Brad A. Jones, Wayne H. Benson, Roger A. Charleston and Roger L. Haberer. Mr. Haberer, a non-employee director, serves as Chairman of the Executive Committee. The Executive Committee meets only as needed and has the authority to exercise the powers of the Board of Directors when the Board of Directors is not in session. The Committee has the power to exercise most powers of the Board of Directors in the intervals between meetings of the Board, and any activity is reported to the Board monthly. The Executive Committee met six times during the year ended December 31, 1999.

     The Executive Committee of the Board of Directors considers and recommends potential nominees to the Board of Directors. The full Board of Directors acts as a nominating committee for the selection of management's nominees to the Board of Directors. During the year ended December 31, 1999, the Executive Committee met twice to discuss potential nominees for recommendation to the Board of Directors. The Board of Directors met once as a nominating committee during the year ended December 31, 1999. In its deliberations, the Executive Committee, functioning as a nominating committee, considers the candidate's knowledge of the banking business and involvement in community, business and civic affairs, and also considers whether the candidate would allow the Board to continue its geographic diversity that provides for adequate representation of its market area. The Company's Articles of Incorporation set forth procedures that must be followed by stockholders seeking to make nominations for directors. In order for a stockholder of the Company to make any nominations, he or she must give written notice thereof to the Secretary of the Company not less than thirty days nor more than sixty days prior to the date of any such meeting; provided, however, that if less than forty days' notice of the meeting is given to stockholders, such written notice shall be delivered or mailed, as prescribed, to the Secretary of the Company not later than the close of business on the tenth day following the day on which notice of the meeting was mailed to stockholders. Each such notice given by a stockholder with respect to nominations for the election of directors must set forth (i) the name, age, business address and, if known, residence address of each nominee proposed in such notice; (ii) the principal occupation or employment of each such nominee; and (iii) the number of shares of stock of the Company which are beneficially owned by each such nominee. In addition, the stockholder making such nomination must promptly provide any other information reasonably requested by the Company.

     The Executive Committee of the Board of Directors also serves as a compensation committee. While acting as a compensation committee, the Executive Committee evaluates the compensation and benefits of the directors, officers and employees, recommends changes, and monitors and evaluates employee morale. Directors who also are officers abstain from discussion and voting on matters affecting their compensation. The Executive Committee met two times as a compensation committee during the year ended December 31, 1999. The full Board of Directors approved the recommendations of the Executive Committee at one of its regular Board meetings.

EXECUTIVE COMPENSATION

     Summary Compensation Table. The following table sets forth cash and noncash compensation for fiscal 1999, 1998 and 1997 awarded to or earned by the Chief Executive Officer and the other highest paid executive officer of the Company, as well as the individual who served as the Company's Chief Executive Officer during a portion of fiscal 1999, whose salary and bonus earned in fiscal 1999 exceeded $100,000. No other executive officer received salary and bonus in excess of $100,000 during the fiscal years ended December 31, 1999, 1998 or 1997.


                                                                   Long-Term Compensation
                                                       -----------------------------------------
                                                               Awards                Payouts
                                                       ------------------------    -------------
Name and                      Annual Compensation(1)    Restricted   Securities
Principal                     ----------------------      Stock      Underlying     All Other
Position                  Year  Salary     Bonus        Award(s)(2)  Options(#)    Compensation
--------------------      ----  -------    -----       ------------  ----------    -------------
Wayne H. Benson           1999 $100,000    $    --             --          --        $21,020 (3)
 Chief Executive          1998   89,751      9,000             --          --         34,456
  Officer                 1997   87,733     35,253             --          --         14,666


Douglas W. Tompson        1999   93,000         --             --          --          5,276 (3)
 Chief Financial          1998   88,633      8,600             --          --          9,403
  Officer                 1997   86,641     34,814             --          --          4,141

Shirley B.  Kessler       1999  135,000         --             --          --         19,704 (3)
 President (4)            1998  124,525     12,500             --          --         30,602
                          1997  121,726     48,912             --          --         19,710

___________
(1) Executive officers receive indirect compensation in the form of certain perquisites and other personal benefits. The amount of such benefits received by the named executive officers in fiscal 1998 did not exceed 10% of the executive officer's salary and bonus.
(2) As of December 31, 1999, Messrs. Benson and Tompson each had 5,036 shares of restricted Common Stock. Of the unvested shares, 2,518 were scheduled to
    vest on each of  January 12, 2000 and 2001.   As of December 31, 1999, based
    on the closing sale prices of the Common Stock of $9.375, as reported on the Nasdaq National Market System, the aggregate value of the unvested restricted Common Stock held by each of Messrs. Benson and Tompson was $47,213. In the event the Company pays dividends with respect to its Common Stock, when shares of restricted stock vest and/or are distributed, the holder will be entitled to receive any cash dividends and a number of shares of Common Stock equal to any stock dividends, declared and paid with respect to a share of restricted Common Stock between the date the restricted stock was awarded and the date the restricted stock is distributed, plus interest on cash dividends, provided that dividends paid with respect to unvested restricted stock must be repaid to the Company in the event the restricted stock is forfeited prior to vesting. On December 31, as a result of her retirement, 17,353 shares of restricted stock previously awarded to Ms. Kessler vested.
(3) Includes: (i) contributions of $6,000, $2,790 and $5,870 made by CB&T in fiscal 1999 for the account of Mr. Benson and Mr. Tompson and Ms. Kessler, respectively, pursuant to CB&T's 401(k) Thrift Plan; (ii) $11,334 paid by the Company to a trust for the benefit of Ms. Kessler pursuant to a Supplemental Executive Retirement Agreement with such individual; (iii) $2,320 and $2,486 paid by the Company to purchase disability insurance for the benefit of Mr. Benson and Mr. Tompson, respectively; and (iv) $12,700 and $2,500 paid to Mr. Benson and Ms. Kessler, respectively, for service as directors of the Company's subsidiary banks.
(4) Ms. Kessler retired as President of the Company effective December 31, 1999.


    Year-End Option Values. The following table sets forth information concerning the value as of December 31, 1999 of options held by the executive officers named in the Summary
Compensation Table set forth above.

                              Number of                   Value of
                         Securities Underlying           Unexercised
                           Unexercised Options       In-the-Money Options
                           at Fiscal Year-End        at Fiscal Year-End (1)
                        -------------------------   -------------------------
  Name                  Exercisable/Unexercisable   Exercisable/Unexercisable
  ----                  -------------------------   -------------------------
Wayne H. Benson                 38,617/--                  $--/$--
Douglas W. Tompson              26,450/--                  $--/$--
Shirley B. Kessler              43,378/--                  $--/$--

__________
(1) At December 31, 1999, the exercise price of $13.125 per share was below the fair market value of the underlying Common Stock of $9.375 as quoted on the Nasdaq National Market System.

    No options were granted to or exercised by executive officers during fiscal year 1999, and no options held by any executive officer of the Company repriced during the past ten full fiscal years.

    Employment Agreements. The Company and CB&T have entered into employment agreements (the "Employment Agreements") with Mr. Benson and Mr. Tompson (collectively, the "Employees").

    The Employment Agreements currently provide Mr. Benson and Mr. Tompson with annual base salaries of $130,000 and $94,860, respectively. The Employment Agreements with Mr. Benson expire in August 2001, and the Employment Agreements with Mr. Tompson expire in June 2000. On each anniversary date from the date of commencement of the Employment Agreements, the term of employment may be extended for up to a three-year term beyond the then effective expiration date, upon a determination by the Board of Directors that the performance of each Employee has met the required performance standards and that each Employment Agreement should be extended. The Employment Agreements provide the Employees with salary reviews by the Board of Directors not less often than annually, as well as inclusion in any discretionary bonus plans, retirement and medical plans, related benefits and vacation and sick leave. An Employment Agreement will terminate upon an Employee's death or disability, and is terminable for "just cause" as defined in the Employment Agreements. In the event of termination for just cause, no severance benefits are available. If the Employee is terminated without just cause, the Employee will be entitled to a continuation of his salary and benefits from the date of termination through the remaining term of the Employment Agreement plus an additional 12-month period, but not to exceed three years' salary. Severance benefits payable to an Employee or to his estate will be paid in a lump sum or in installments, as the Employee elects. If an Employment Agreement is terminated due to an Employee's "disability" (as defined in the Employment Agreements), the Employee will not be entitled to a continuation of his salary and benefits. In the event of an Employee's death during the term of his Employment Agreement, the Employee's estate will be entitled to receive his salary through the last day of the calendar month in which the death occurred. An Employee may voluntarily terminate his Employment Agreement by providing 60 days' written notice to the Boards of Directors of CB&T and the Company, in which case the Employee is entitled to receive only his compensation, vested rights and benefits up to the date of termination.

    The Employment Agreements provide that in the event of an Employee's involuntary termination of employment in connection with, or within one year after, any change in control of CB&T or the Company, other than for "just cause," the Employee will be paid within 10 days of such termination an amount equal to the difference between (i) 2.99 times his "base amount," as defined in Section 280G(b)(3) of the Internal Revenue Code, and (ii) the sum of any other parachute payments, as defined under Section 280G(b)(2) of the Internal Revenue Code, that the Employee receives on account of the change in control. "Control" generally refers to the acquisition, by any person or entity, of the ownership or power to vote more than 25% of CB&T's or Company's voting stock, the control of the election of a majority of CB&T's or the Company's directors, or the exercise of a controlling influence over the management or policies of CB&T or the Company. In addition, under the Employment Agreements, a change in control occurs when, during any consecutive two-year period, directors of the Company or CB&T at the beginning of such period cease to constitute a majority of the Board of Directors of the Company or CB&T, unless the election of replacement directors was approved by a majority vote of the initial directors then in office. The Employment Agreements with CB&T provide that within 5 business days of a change in control, CB&T shall fund, or cause to be funded, a trust in the amount of 2.99 times each Employee's base amount, that will be used to pay the Employees amounts owed to them upon termination, other than for just cause, within one year of the change in control. The amount to be paid to an Employee from this trust upon his termination is determined according to the procedures outlined in the Employment Agreements with CB&T, and any money not paid to an Employee is returned to CB&T. The Employment Agreements also provide for a similar lump sum payment to be made in the event of an Employee's voluntary termination of employment within one year following a change in control, upon the occurrence, or within 90 days thereafter, of certain specified events following the change in control, which have not been consented to in writing by an Employee, including (i) the requirement that the Employee perform his principal executive functions more than 35 miles away from CB&T's current primary office, (ii) a material reduction in the Employee's base compensation as then in effect,
(iii) the failure of the Company or CB&T to maintain existing or substantially similar employee benefit plans, including material vacation, fringe benefits, stock option and retirement plans, as the same may be changed by mutual agreement from time to time, or with benefits substantially similar to those provided to him under any employee benefit plan in which the Employee is a participant at the time of the change in control, (iv) the assignment to the Employee of duties and responsibilities which are materially different from those normally associated with his position with CB&T, (v) a material reduction in the Employee's authority and responsibility, and (vi) the failure to re-elect the Employee to the Company's or CB&T's Board of Directors if he is serving on the Board on the date of the change in control. The aggregate payments that would be made to Mr. Benson and Mr. Tompson assuming termination of their employment under the foregoing circumstances at December 31, 1999, would have been approximately $388,700 and $283,631, respectively. These provisions may have an anti-takeover effect by making it more expensive for a potential acquirer to obtain control of the Company. In the event that an Employee prevails over the Company and CB&T in a legal dispute as to the Employment Agreements, he will be reimbursed for his legal and other expenses.

    Supplemental Executive Retirement Agreements. Messrs. Benson and Tompson and Ms. Kessler (collectively, the "Executives") and CB&T entered into supplemental executive retirement agreements (the "SERAs") effective January 1, 1995. Pursuant to the terms of the SERAs, each year CB&T will credit an account for each Executive with the amount, if any, by which
(i) the sum of any annual additions allocated to the Executive's account under the ESOP and any other tax-qualified, defined contribution plan maintained by CB&T or the Company (measured without regard to the limitations on annual additions imposed under Internal Revenue Code Section 415), exceeds (ii) the limit imposed on annual additions by Internal Revenue Code Section 415(c)(1) and any regulations thereunder. In addition, if the limitation imposed by Section 415(e) of the Internal Revenue Code reduces the benefit that the Executive accrues under any defined benefit pension plan maintained by CB&T, CB&T shall, as soon as practicable after the close of the plan year in which said reduction occurs, contribute to the Executive's account an amount equal to the present value of such reduction.

    Upon an Executive's termination of employment with the Company or CB&T, for reasons other than death or removal for "just cause," CB&T will pay the balance of the Executive's account to the Executive in ten substantially equal annual installments. In the event that the Executive dies before all benefit payments have been made to him, CB&T shall pay to the Executive's beneficiary (or estate, if he has no beneficiary) a lump sum payment, within 60 days following the Executive's death, in an amount equal to the balance of the Executive's account. Termination for "just cause" (as defined in the SERAs) would result in the forfeiture of all benefits under the SERAs. In the event of a change in control (as defined in the SERAs), the balance in the Executive's account shall be due and payable to the Executive in one lump sum payment within 10 days following such change in control. CB&T has established an irrevocable grantor trust to hold assets in order to provide a source of funds to assist it in meeting its liabilities under the SERAs. The assets of such trust will remain general assets of CB&T and be subject to the claims of its general creditors.

    The SERA with Ms. Kessler was terminated in connection with her retirement.

    Deferred Compensation Plan. CB&T's Board of Directors has established the Deferred Compensation Plan for the exclusive benefit of members of CB&T's Board of Directors who are not employees of CB&T, CB&T's President and Executive Vice President and such other executive officers of CB&T which the Board of Directors may identify by resolution as being eligible to participate in the Deferred Compensation Plan. Pursuant to the terms of the Deferred Compensation Plan, directors may elect to defer the receipt of all or part of their future fees, and other plan participants may elect to defer receipt of up to 25% of their future compensation. Deferred amounts will be credited to a bookkeeping account in the participant's name, which will also be credited quarterly with the investment return which would have resulted if such deferred amounts had been invested, based upon the participant's choice, in either Common Stock or in a fund with a return equal to CB&T's annual rate of interest on one year certificates of deposit. Participants may determine the time and form of benefit payments and may cease future deferrals any time. Changes in participant elections generally become effective only as of the following January 1st, except that (i) elections designating a beneficiary or ceasing future contributions will be given immediate effect, and (ii) participants may change elections as to the timing or form of distributions only with respect to subsequently deferred compensation. CB&T contributes the aggregate amounts deferred to a trust associated with the Deferred Compensation Plan to assist it in meeting its obligations under the Deferred Compensation Plan. Contributions to such trust are made on a quarterly basis and the funds will be used for eventual payments to participants.

DIRECTOR COMPENSATION

    During the year ended December 31, 1999, no fees were paid for service as a director of the Company. Instead, directors of the Company received fees for serving as directors of the Company's subsidiary banks. Each nonemployee member of the Company's Board of Directors who was also a director of CB&T received an annual fee of $5,000, except for the Chairman of the Board of Directors of CB&T who received an annual fee of $15,000. Nonemployee directors, other than the Chairman, also received a fee of $350 for each Board meeting attended and $100
for each Committee meeting attended.   Mr. Graham received a fee
of $500 per MidAmerica Board meeting attended. Ms. Kessler received a fee of $500 per MidAmerica Board meeting attended, and Mr. Benson received fees of $500, $400 and $450, respectively, per MidAmerica, American and Egyptian and Saline Board meetings attended. MidAmerica suspended the payment of Board fees for seven months during the year ended December 31, 1999. Directors who are also members of the Board of CB&T also are eligible to participate in the Community Bank & Trust, N.A. Deferred Compensation Plan (the "Deferred Compensation Plan"). See " -- Executive Compensation -- Deferred Compensation Plan." Directors also are eligible to participate in the Company's 1996 Stock Option and Incentive Plan ("Option Plan"). No awards were made to directors under the Option Plan during the year ended December 31, 1999.

    In order to more closely align stockholder and director interests, in November 1999, the Board of Directors voted to change this fee structure effective January 1, 2000. It is still the case that no fees are paid for service as a director of the Company and that directors of the Company receive fees for serving as directors of the Company's subsidiary banks. However, effective January 1, 2000, annual retainer fees will be paid at the end of the Company's fiscal year in the form of Company Common Stock, and cash retainer fees will no longer be paid. Under the new structure, effective January 1, 2000, Directors Bauman, Haberer, Jones and King, who also serve as directors of CB&T, and Director Nominee Schonert, who, if elected at the Annual Meeting will be appointed as a director of CB&T, will be paid an annual retainer fee of 500 shares of Common Stock. The Chairman of the Board of the Company and the Bank, Mr. Charleston, will receive 1,000 shares of Common Stock. These shares will be distributed on December 31, 2000. The Chairman of CB&T also receives an additional fee of $5,000, which will be paid over the course of the fiscal year. Director Benson, who is an officer of CB&T, will not receive any fee for his service as a director of the Company or CB&T. Fees for attendance at CB&T Board and committee meetings and for service as directors of other subsidiary banks will remain the same. Directors of the Company, other than the Chairman and Mr. Benson, will receive a fee, in cash, of $350 for each CB&T Board meeting attended and $100 for each Committee meeting attended. Mr. Graham will continue to receive a fee of $500 per MidAmerica Board meeting attended. Mr. Benson will receive fees of $500, $400 and $450 per MidAmerica, American and Egyptian and Saline Board meetings attended, respectively. Directors who are also members of the Board of CB&T also will continue to be eligible to participate in the Community Bank & Trust, N.A. Deferred Compensation Plan (the "Deferred Compensation Plan"). See " -- Executive Compensation -- Deferred Compensation Plan." Directors also will continue to be eligible to participate in the Option Plan.

TRANSACTIONS WITH MANAGEMENT

    The Bank Subsidiaries offer loans to their directors and officers. These loans currently are made in the ordinary course of business with the same collateral, interest rates and underwriting criteria as those of comparable transactions prevailing at the time and do not involve more than the normal risk of collectibility or present other unfavorable features. Under current law, loans to directors and executive officers are required to be made on substantially the same terms, including interest rates, as those prevailing for comparable transactions and must not involve more than the normal risk of repayment or present other unfavorable features. Furthermore, all loans above $500,000 to such persons must be approved in advance by a disinterested majority of the Board of Directors. At December 31, 1999, the Bank Subsidiaries' loans to directors and executive officers totaled $1.4 million, or 4.2% of the Company's stockholders' equity, at that date.

________________________________________________________________
      PROPOSAL II -- STOCKHOLDER PROPOSAL SUBMITTED BY
                     MR. BARRETT ROCHMAN
________________________________________________________________

    In his preliminary proxy materials filed with the Securities and Exchange Commission, Mr. Rochman indicated his intent to solicit proxies in favor of a proposal that would state as follows:

    "RESOLVED, that the stockholders of Community Financial Corp., present in person or by proxy, recommend that the Board of Directors (a) engage the services of a consultant or other advisor which has experience in advising financial institutions to make recommendations to the Board of Directors as to specific actions designed to improve earnings of Community Financial Corp. and enhance stockholder value, and (b) prepare a report regarding the advisor's or consultant's recommendations, at reasonable expense, for distribution to stockholders within six months of this meeting of stockholders."

    STOCKHOLDERS WISHING TO VOTE ON THIS PROPOSAL WILL BE
AFFORDED AN OPPORTUNITY TO DO SO ON THE ENCLOSED WHITE PROXY
CARD.  THE COMPANY OPPOSES THIS PROPOSAL AND RECOMMENDS THAT
STOCKHOLDERS VOTE AGAINST THIS PROPOSAL.

________________________________________________________________
      RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS
________________________________________________________________

    Larsson, Woodyard, & Henson, CPAs, was the Company's independent auditor for the 1999 fiscal year. No firm has been retained to date by the Board of Directors to be the Company's auditor for the 2000 fiscal year, pending a review of the Company's needs and the anticipated fees to be charged by an audit firm. A representative of Larsson, Woodyard & Henson, CPAs is expected to be present at the Annual Meeting, will have the opportunity to make a statement if he or she so desires and is expected to be available to respond to appropriate questions.

________________________________________________________________
   SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
________________________________________________________________

    Pursuant to regulations promulgated under the Exchange
Act, the Company's officers and directors and all persons who own more than ten percent of the Common Stock ("Reporting Persons") are required to file reports detailing their ownership and changes of ownership in the Common Stock and to furnish the Company with copies of all such ownership reports that are filed. Based solely on the Company's review of the copies of such ownership reports which it has received in the past fiscal year or with respect to the past fiscal year, or written representations that no annual report of changes in beneficial ownership were required, the Company believes that during fiscal year 1999 and prior fiscal years all Reporting Persons have complied with these reporting requirements, except that due to an oversight Director Gary L. Graham filed one late report regarding a single transaction.

________________________________________________________________
                     OTHER MATTERS
________________________________________________________________

    The Board of Directors is not aware of any business to come before the Annual Meeting other than those matters described above in this proxy statement and matters incident to the conduct of the Annual Meeting. However, if any other matters should properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the determination of a majority of the Board of Directors.

________________________________________________________________
                     MISCELLANEOUS
________________________________________________________________

    The cost of soliciting proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph, telephone or other electronic means without additional compensation therefor. The Company has retained D.F. King & Co., Inc. ("D.F. King") to assist in the solicitation of proxies for a fee estimated at $40,000 plus expenses. It is anticipated that approximately 25 persons will be used by D. F. King in its solicitation efforts. Total expenditures for the solicitation of proxies (including fees of attorneys, accountants, public relations or financial advisors, solicitors, printing, transportation and other costs incidental to the solicitation but excluding the amount normally expended for a solicitation for an election of directors) are estimated to be $_______, and total cash expenditures to date have been approximately $______.

    The Company's 1999 Annual Report to Stockholders, including financial statements, is being mailed to all stockholders of record as of the close of business on the Record Date. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing to the Secretary of the Company. Such Annual Report is not to be treated as a part of the proxy solicitation material or as having been incorporated herein by reference.

________________________________________________________________
                 STOCKHOLDER PROPOSALS
________________________________________________________________

    Under the Company's Articles of Incorporation, stockholder proposals must be submitted in writing to the Secretary of the Company at the address stated later in this paragraph no less than 30 days nor more than 60 days prior to the date of such meeting; provided, however, that if less than forty days' notice of the meeting is given to stockholders, such written notice shall be delivered or mailed, as prescribed, to the Secretary of the Company not later than the close of business on the tenth day following the day on which notice of the meeting was mailed to stockholders. For consideration at the Annual Meeting, a stockholder proposal must be delivered or mailed to the Company's Secretary no later than ________, 2000. In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's executive office at 240 E. Chestnut Street, Olney, Illinois 62450-2295, no later than ___________, 2000. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Exchange Act.


                            BY ORDER OF THE BOARD OF DIRECTORS




                            Steven Walser
                            Secretary

________, 2000
Olney, Illinois

________________________________________________________________
              ANNUAL REPORT ON FORM 10-K
________________________________________________________________

       A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 1999 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT CHARGE TO EACH STOCKHOLDER AS OF THE RECORD DATE UPON WRITTEN REQUEST TO CORPORATE SECRETARY, COMMUNITY FINANCIAL CORP., 240
E. CHESTNUT STREET, OLNEY, ILLINOIS 62450-2295
________________________________________________________________

                      SCHEDULE A

    INFORMATION CONCERNING THE DIRECTORS AND CERTAIN OFFICERS

     The following table sets forth the name and the present principal occupation or employment (except with respect to the directors and the nominee for director, whose principal occupation is set forth in the Proxy Statement), and the name, principal business and address of any corporation or other organization in which such employment is carried on, of the directors and certain officers of the Company and/or its subsidiary banks who may assist in soliciting proxies from the Company's shareholders. Unless otherwise indicated below, the principal business address of each such person is 240 E. Chestnut Street, Olney, Illinois 62450-2295 and such person is an employee of the Company or the indicated subsidiary bank. Directors are indicated with an asterisk.


                                               Present Officer or Other
Name and Principal Business Address        Principal Occupation or Employment
-----------------------------------        ----------------------------------
C. Richard King *
Retired

Michael F. Bauman *
Real Estate Owner
1208 Hall Court
Olney, IL  62450

Roger A. Charleston *
Civil Engineer
105 N. Kitchell
Olney, IL  62450

Brad A. Jones *
Co-Owner and Manager
 of Rural King Supply
Rt. 130 South
Olney, IL  62450


Wayne H. Benson *                          President and Chief Executive
                                           Officer of the Company and CB&T

Gary L. Graham *
Mayor of the City O'Fallon
Owner of LUCO, Inc.
807 W. Highway 50
O'Fallon, IL  62269


                                               Present Officer or Other
Name and Principal Business Address        Principal Occupation or Employment
-----------------------------------        ----------------------------------

Roger L. Haberer *
Information Services Manager
Westaff
1530 Lakeland Blvd.
Mattoon, IL  61938

Steven L. Schonert *
Kemper CPA
1213 S. Wost
Olney, IL  62450

Douglas W. Tompson                         Chief Financial Officer of the
                                           Company and CB&T

Sharon Sue Piper                           Assistant Vice President of CB&T

Jeffrey L. Wilson                          Vice President of CB&T

Deborah L. Keller                          Secretary of CB&T
                                           Assistant Secretary of the Company


                      SCHEDULE B

     SHARES HELD BY DIRECTORS AND CERTAIN EXECUTIVE OFFICERS
         AND CERTAIN TRANSACTIONS IN THE SECURITIES OF
      COMMUNITY FINANCIAL CORP. WITHIN THE PAST TWO YEARS

     The shares of Common Stock held by the Company's directors and nominees for director are set forth in the Proxy Statement.
The following executive officer of the Company and/or one of its bank subsidiaries owns the following shares:

                                               Shares of Common Stock
Name of Beneficial Owner                         Beneficially Owned (1)
------------------------                      -------------------------

    Douglas W. Tompson                               51,761

___________
(1) Includes 26,450 shares which may be purchased pursuant to the exercise of stock options by Mr. Tompson.


     The following table sets forth information with respect to all purchases and sales of shares of Common Stock of the Company by the directors and certain executive officers of the Company and/or the Bank during the past two years.



                            NUMBER OF SHARES            DATE
                            ----------------            ----

C. Richard King                   793                   1-14-99 (1)
                                1,586                   1-14-00 (1)


Michael F. Bauman                 793                   1-14-99 (1)
                                1,586                   1-14-00 (1)


Roger A. Charleston               240                  11-24-98 (2)
                                  793                   1-14-99 (1)
                                  600                   2-26-99 (2)
                                1,000                   5-26-99 (2)
                                1,586                   1-14-00 (1)

Brad A. Jones                     793                   1-14-99 (1)
                                1,586                   1-14-00 (1)

Wayne H. Benson                   600                   8-12-98 (2)
                                3,000                   5-18-98 (2)
                                2,518                   1-14-99 (1)
                                  200                   9-17-99 (2)
                                5,036                   1-14-00 (1)

Gary L. Graham                  1,000                   3-24-98 (2)
                                  423                   1-14-99 (1)
                                1,000                   8-24-99 (3)
                                1,693                   1-14-00 (1)


                            NUMBER OF SHARES            DATE
                            ----------------            ----
Shirley B. Kessler                 51                   1-15-98 (2)
                                  800                   8-17-98 (2)
                                3,111                   1-14-99 (1)
                                  103                   1-15-99 (2)
                                6,222                  12-31-99 (1)

Roger L. Haberer                  423                   1-14-99 (1)
                                  200                   12-3-99 (2)
                                  500                  12-15-99 (3)
                                1,693                   1-14-00 (1)

Steven L. Schonert                100                   8-25-99 (2)
                                  100                  12-13-99 (2)
                                  800                  12-17-99 (2)

Douglas W. Tompson              2,518                   1-14-99 (1)
                                5,036                   1-14-00 (1)

__________
(1) Vesting of shares of restricted stock awarded under Management Recognition Plan.
(2)  Open market purchase.
(3)  Open market sale.

     Other than as disclosed in this Schedule or in the Proxy Statement, none of the Company, any of its directors or executive officers named in this Schedule owns any securities of the Company or any subsidiary thereof, beneficially or of record, has purchased or sold any of such securities within the last two years, or is or was within the past year a party to any contract, arrangement or understanding with any person with respect to any such securities. Except as disclosed in this Schedule or in the Proxy Statement, to the knowledge of the Company, none of the Company, its directors and executive officers named in this Schedule, has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be voted upon at the Annual Meeting.

     Other than as disclosed in this Schedule or in the Proxy Statement, to the knowledge of the Company, none of the Company, its directors or executive officers named in this Schedule is, or has been within the past year, a party to any contract, arrangement or understanding with any person with respect to any class of securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies.

     Other than as set forth in this Schedule or in the Proxy Statement, to the knowledge of the Company, none of the Company, its directors or executive officers named in this Schedule, or any of their associates, has had or will have a direct or indirect material interest in any transaction or series of transactions since the beginning of the Company's last fiscal year or any currently proposed transactions, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party in which the amount involved exceeds $60,000.

     Other than as set forth in this Schedule or in the Proxy Statement, to the knowledge of the Company, none of the Company, its directors or executive officers named in this Schedule, or any of their associates, has any arrangements or understandings with any person or persons with respect to any future employment by the Company or its affiliates or with respect to any future transactions to which the Company or any of its affiliates will or may be a party.

                   I M P O R T A N T



     Your vote is important. Regardless of the number of shares of Community Financial Corp. Common Stock you own, please vote as recommended by your Board of Directors by taking these two simple steps:

       1. PLEASE SIGN, DATE AND PROMPTLY MAIL the enclosed
          Community Financial WHITE PROXY CARD in the postage-paid envelope provided.

       2. DO NOT RETURN ANY BLUE PROXY CARD sent to you by Mr.
          B. Rochman, not even as a vote of protest.

          IF YOU VOTED ROCHMAN'S BLUE PROXY CARD BEFORE RECEIVING YOUR COMMUNITY FINANCIAL CORP. WHITE PROXY CARD, YOU HAVE EVERY RIGHT TO CHANGE YOUR VOTE SIMPLY BY SIGNING, DATING AND MAILING THE ENCLOSED WHITE PROXY CARD. THIS WILL CANCEL YOUR EARLIER VOTE. REMEMBER, ONLY YOUR LATEST DATED PROXY CARD WILL COUNT AT THE ANNUAL MEETING.

       INSTRUCTIONS FOR "STREET" NAME SHAREHOLDERS

          If you own your shares in the name of a brokerage firm (or other nominee), only your broker can vote your shares on your behalf and only after receiving your specific instructions. Please call your broker and instruct him/her to execute a Community Financial WHITE PROXY card on your behalf. You should also promptly sign, date and mail your WHITE PROXY card when you receive it from your broker. Please do so for each separate account you maintain.

          You should return your WHITE PROXY card at once to ensure that your vote is counted.

          IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE IN
          VOTING YOUR SHARES, PLEASE CALL D.F. KING,  WHICH IS
          ASSISTING US, TOLL-FREE AT (800) ___-____.

                    REVOCABLE PROXY
________________________________________________________________
               COMMUNITY FINANCIAL CORP.
                    Olney, Illinois
________________________________________________________________

            ANNUAL MEETING OF STOCKHOLDERS
                    ________, 2000

       The undersigned hereby appoints Brad A. Jones, Michael F. Bauman and Roger L. Haberer, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of the common stock of Community Financial Corp. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders, to be held at The Holiday Motel, located at 1300 S. West Street, Olney, Illinois, on __________, ____________, 2000, at __:__ _.m. (the "Annual Meeting"), and at
any and all adjournments thereof, as follows:

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL
                                        VOTE
                                        FOR      WITHHELD
                                        ----     --------
1. The election as directors of all
   nominees listed below (except as
   marked to the contrary below).        [  ]       [  ]

   C. Richard King
   Steven L. Schonert

   INSTRUCTION: To withhold your vote for any individual nominee, insert that nominee's name on the line provided below.

   ________________________________



       THE BOARD OF DIRECTORS RECOMMENDS A VOTE "AGAINST"
            THE FOLLOWING PROPOSAL OF B. ROCHMAN


                                   FOR      AGAINST     ABSTAIN
                                   ----     --------    -------
2. A stockholder proposal
   submitted by Mr. Barrett
   Rochman, as described in        [  ]      [  ]         [  ]
   the Company's Proxy
   Statement dated March
   ___, 2000.
________________________________________________________________
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR PROPOSAL NO. 1 AND AGAINST PROPOSAL NO. 2. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, INCLUDING MATTERS RELATING TO THE CONDUCT OF THE ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN ACCORDANCE WITH THE DETERMINATION OF A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.
________________________________________________________________

       THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

     This proxy revokes all previously executed proxies.

     The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting and a Proxy Statement dated ___________, 2000.




                                 _______________________________



                                 _______________________________
                                 SIGNATURE(S) OF STOCKHOLDER


                                 Dated: ________________, 2000


     Please sign exactly as your name appears above. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. Corporation proxies should be signed in corporate name by an authorized officer. If shares are held jointly, each holder should sign.


     PLEASE SIGN, DATE AND MAIL THIS PROXY PROMPTLY IN THE
ENCLOSED POSTAGE-PAID ENVELOPE.